UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
April 16th 2013

Premiere Opportunities Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-52047 (Commission File Number)	11-3746201 (IRS Employer Identification No.)

10 Andrew Lane
Kinnelon, NJ, 07405
(Address of principal executive office and zip code)

(973) 291-8900
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ X ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certified Accountant

Premiere Opportunities Group, Inc.  Officers held a meeting on August 29, 2013 for the purpose recommending and approving the action of dismissing its independent accountant Mr. Stan Lee, CPA based on the fact of the Public Company Accounting Oversight Board revocation of Mr. Lee’s registration as of July 30, 2013.

This action is taken in compliance with Item 304(a)(1) of Regulations S-K (17 CFR 229.304(a)(I)) and Item 304(a)(III) of Regulations S-K (17CFR 229.304(a)(III).

For the previous two accounting years ended December 31, 2012 and 2011 which were audited by Mr. Lee, contained a going concern as it related to the companies ability to raise capital for operations. There were no modifications, qualifications, as to uncertainty, audit scope, or accounting principles. In addition, there were no adverse opinions or qualifications made in any way. 304 (a)(II)

The dismissal of Mr. Lee was discussed, and approved by the officers of the company after learning of the PCAOB's findings. This took place on August 29, 2013. 304(a)(III)

During Mr. Lee's tenure as independent Auditor there were no disagreements on the matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. 304(a)(IV)

During Mr. Lee's tenure there were no reportable events that were material, all subsequent events, accounting and otherwise have been fully disclosed during the years ending December 31, 2012 and 2011. 304(a)(V)

  New independent registered public accounting firm

(1)
On April 11, 2014, the Company engaged Yichien Yeh CPA, 21738 51st Ave, Oakland Gardens, NY 11364 as its new independent registered public accounting firm. During the two most recent fiscal years and through April 10th, 2014 he Company had not consulted with Yichien Yeh CPA  regarding any of the following:

(i)  The application of accounting principles to a specific transaction, either completed or proposed;

(ii) The type of audit opinion that might be rendered on the Company’s consolidated financial statements,and none of the following was provided to the Company: (a) a written report, or (b) oral advice thatYichien Yeh CPA concluded  was an important factor considered by the Company in reaching a decision  to accounting, auditing or financial reporting issue; or

(iii) Any  matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter of Stan Lee, CPA dated August 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE OPPORTUNITIES GROUP, INC.

Dated: April 16th , 2014	/s/ Chris Giordano Chief Executive Officer